GEORGIA Fulton County Clerk's Office Superior Court
Filed & Recorded June 28, 1989 at 2:31
                                                       Juanita [ILLEGIBLE] Clerk

                             ASSIGNMENT OF SUBLEASE

THE STATE OF GEORGIA      )
                          )        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF FULTON          )

     WHEREAS, by that certain Sublease dated as of January 20, 1988, executed by Filmworks U.S.A., Inc., a Georgia corporation ("Filmworks"), and MCA Concerts, Inc., a California corporation ("MCA"), a memorandum of which is recorded in Book 12239, Page 59 of the Records of the Clerk of the Superior Court of Fulton County, as amended (the "Sublease"), Filmworks and MCA have made certain covenants and agreements which relate to (i) that certain Amended Indenture of Lease between The City of Atlanta, a municipal corporation, and Filmworks dated February 2, 1984 and recorded in Book 8831, Page 185 of the aforesaid Records, as amended, and (ii) that certain real property which is situated in Fulton County, Georgia, and described in Exhibit A, attached hereto and by this reference incorporated herein;

     WHEREAS, MCA has heretofore assigned, transferred and conveyed to MCA Concerts II, Inc., a California corporation ("Assignor"), all of MCA's rights and interest in, to and under the Sublease;

     WHEREAS, Assignor has agreed to assign, transfer and convey to MCA/PACE Amphitheatres Group, L.P., a Delaware limited partnership created by Assignor and PACE Amphitheatres, Inc., a Texas corporation ("Assignee"), all of Assignor's rights in, to and under the Sublease, and, subject to the terms and conditions herein provided, Assignee agrees to accept said assignment, transfer and conveyance upon said terms and conditions;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained:

     l. Assignor has granted, bargained, sold, assigned, conveyed, transferred and set over, and by these presents, does grant, bargain, sell, assign, convey, transfer and set over unto Assignee, its successors and assigns, all the rights, titles and interests of Assignor in, to and under the Sublease.

     TO HAVE AND TO HOLD all the same unto Assignee, its successors and assigns, forever, and Assignor does hereby bind itself and its successors and legal representatives to warrant and forever defend the rights, titles and interests in and under the Sublease against every person whomsoever lawfully claiming the same or any part thereof by, through or under Assignor, but not otherwise.

                                                            BOOK 12603  PAGE 233
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     2. Assignee hereby accepts, assumes and agrees to be and become and remain liable for all payments and other charges payable under the Sublease accruing from and after the effective date of this assignment and for the due performance of all the covenants, agreements, terms and provisions of the Sublease, on Assignor's part to be performed, accruing from and after the effective date of this assignment. Assignee hereby agrees to indemnify, defend and save harmless Assignor of and from all fines, suits, claims, demands, losses and actions (including reasonable attorneys' fees) arising out of or resulting from the failure of Assignee to so pay and perform such obligations or by reason of any injury or death to persons or damage to or loss of property on or about the aforesaid real property from and after the effective date of this Assignment.

     3. This Assignment of Sublease shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     IN WITNESS WHEREOF, Assignor has caused this instrument to be executed under seal and Assignee in token of its acceptance of the assignment, transfer and conveyance herein made upon the terms and conditions herein provided, and of its assumption and agreement to perform and to be bound by all of the terms, conditions, obligations, undertakings and agreements of Assignor contained in the Sublease hereafter to be performed, has executed this instrument under seal, effective as of the day of June 23rd, 1989.

                                             ASSIGNOR:

As to MCA Concerts II, Inc.                  MCA CONCERTS II, INC.,
and the execution by its                     a California corporation
officers, signed, sealed
and delivered this 15th                      By: /s/ Marc Bension
day of June, 1989                                ---------------------------
in the presence of:                              Name: Marc Bension
                                                       ---------------------
                                                 Title: President
                                                       ---------------------
/s/ Dawn Ballard
--------------------------                   ATTEST: /s/ Robert Biniaz
Unofficial Witness                                   -----------------------
                                                 Name: Robert Biniaz
/s/ Linda Jo Brown                                     ---------------------
--------------------------                       Title: Exec. V.P.
Notary Public                                          ---------------------

My Commission Expires:                            [Corporate Seal]

July 10, 1992
--------------------------                        [Corporate seal inside circle]
(Notarial Seal)
-----------------------------------
[seal]   LINDA JO BROWN
     NOTARY PUBLIC - CALIFORNIA
        CITY AND COUNTY OF
           LOS ANGELES
My Commission Expires July 10, 1992
-----------------------------------

                                                            BOOK 12603  PAGE 234


                                      -2-
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                                             ASSIGNEE:

As to MCA/PACE Amphitheatres                 MCA/PACE AMPHITHEATRES GROUP,
Group, L.P. and the execution                L.P., a Delaware limited
by its general partner, MCA                  partnership
Concerts II, Inc., signed,
sealed and delivered this 15th               By: MCA CONCERTS, II, INC.,
day of June, 1989 in                         a California corporation, one
the presence of:                             of two general partners

/s/ Dawn Ballard                             BY: /s/ Marc Bension
--------------------------                       ---------------------------
Unofficial Witness                               Name: Marc Bension
                                                       ---------------------
/s/ Linda Jo Brown                               Title: Pres
--------------------------                             ---------------------
Notary Public
                                             ATTEST: /s/ Robert Biniaz
My Commission Expires:                               -----------------------
                                                 Name: Robert Biniaz
July 10, 1992                                          ---------------------
--------------------------                       Title: Exec. V.P.
(Notarial Seal)                                        ---------------------
-----------------------------------
[seal]   LINDA JO BROWN                           [Corporate Seal]
     NOTARY PUBLIC - CALIFORNIA
        CITY AND COUNTY OF
           LOS ANGELES                            [Corporate seal inside circle]
My Commission Expires July 10, 1992
-----------------------------------


As to MCA/PACE Amphitheatres                 PACE AMPHITHEATRES, INC.,
Group, L.P. and the execution                a Texas corporation, one
by its general partner, PACE                 of two partners
Amphitheatres, Inc., signed,
sealed and delivered this [ILLEGIBLE]
day of [ILLEGIBLE], 1989 in                  BY: /s/ ILLEGIBLE
the presence of:                                 ---------------------------
                                                 Name: ILLEGIBLE
/s/ [ILLEGIBLE]                                        ---------------------
--------------------------                       Title: ILLEGIBLE
Unofficial Witness                                     ---------------------

/s/ [ILLEGIBLE]                              ATTEST: /s/ [ILLEGIBLE]
--------------------------                           -----------------------
Notary Public                                    Name: [ILLEGIBLE]
                                                       ---------------------
My Commission Expires:                           Title: Vice President
                                                       ---------------------
[ILLEGIBLE]                                            [Corporate Seal]
--------------------------
(Notarial Seal)


[N.P. SEAL IN CIRCLE]

                                                            BOOK 12603  PAGE 235


                                       -3-
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                                   EXHIBIT "A"

All that tract or parcel of land lying and being in Land Lots 58, 71 and 72 of the 14th District of Fulton County, Georgia and being more particularly described as follows:

BEGINNING at a nail placed in the intersection formed by the centerline of South Pryor Road (abandoned on June 4, 1958) and the southwest line of the right-of-way of Claire Drive (being a 50 foot right-of-way); running thence southeasterly along the southwest line of the right-of-way of Claire Drive, and following the curvature thereof, a distance of 1379.3 feet to an iron pin placed; running thence south 35 degrees 48 minutes west a distance of 481.9 feet to an iron pin placed; running thence south 51 degrees 17 minutes 00 seconds east a distance of 1096.0 feet to an iron pin placed; running thence south 45 degrees 14 minutes 30 seconds east a distance of 220.0 feet to an iron pin placed; running thence south 74 degrees 29 minutes east a distance of 320.0 feet to the center of a manhole; running thence south 46 degrees 29 minutes east a distance of 326.3 feet to an iron pin placed on the northwest line of the right-of-way of Lakewood Avenue (being a 60 foot right-of-way), said iron pin placed being at a point 518.0 feet southwest, as measured along the northwest line of the right-of-way of Lakewood Avenue, from the intersection formed by the northwest line of the right-of-way of Lakewood Avenue and the southwest line of the right-of-way of Shadydale Avenue; running thence southwesterly along the northwest line of the right-of-way of Lakewood Avenue, and following the curvature thereof, a distance of 1733.1 feet to an iron pin placed; running thence north 84 degrees 50 minutes west a distance of 56.6 feet to an iron pin placed; running thence south 29 degrees 45 minutes west a distance of 33.6 feet to an iron pin placed; running thence in a westerly and northwesterly direction, along the arc of a curve having a chord bearing north 65 degrees 22 minutes west for 967.8 feet, a distance of 970.8 feet to an iron pin placed; running thence south 87 degrees 46 minutes west along the north line of the right-of-way of Lakewood Way (being a 60 foot right-of-way) a distance of 1176.2 feet to an iron pin found in the intersection formed by the north line of the right-of-way of Lakewood Way and the east line of the right-of-way of Pryor Road (being a 50 foot right-of-way); running thence north 00 degrees 32 minutes east along the east line of the right-of-way of Pryor Road a distance of 1598.7 feet to a nail placed in the intersection formed by the east line of the right-of-way of Pryor Road and the centerline of South Pryor Road (abandoned June 4, 1958); running thence in a northeasterly, easterly, southeasterly, northeasterly and northerly direction along the centerline of South Pryor Road and following the curvature thereof a distance of 2796.3 feet to the POINT OF BEGINNING (said course of 2796.3 feet being comprised of the arcs of the following chords: begin at the nail placed in the intersection formed by the east line of the right-of-way of Pryor Road and centerline of South Pryor Road and run thence north 63 degrees
34 minutes east for 251.9 feet, run thence north 88 degrees 47 minutes east for
357.8 feet, run thence north 89 degrees 44 minutes east for 272.2 feet, run thence south 74 degrees 27 minutes east for 458.1 feet, run thence north 55 degrees 49 minutes east for 353.8 feet, run thence north 00 degrees 14 minutes east for 569.8 feet and run thence north 00 degrees 00 minutes west for 563.4 feet to the nail placed in the intersection formed by the centerline of South Pryor Road and the southwest line of the right-of-way of Claire Drive); being property depicted as 132.62 acres on that certain blueprint of survey, to which reference is made for all purposes, prepared by Watts & Browning, Engineers, dated May 20, 1970, and bearing the certification of A. W. Browning, Georgia Registered Land Surveyor No. 490.

                                                            BOOK 12603  PAGE 236
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                                   EXHIBIT "A"


TOGETHER WITH all other property, if any, owned by the City of Atlanta in Land Lots 58, 71 and 72 of the 14th District of Fulton County, Georgia, within the area which is bounded on the west by the above described property, on the south by Lakewood Avenue, on the east by Shadydale Avenue and on the north by Claire Drive, BUT NOT INCLUDING the rights of the City of Atlanta in and to (i) the right-of-way of any road, street or highway dedicated to public use or (ii) any utility easements or installations.

TOGETHER WITH all rights, members and appurtenances (except as hereinabove expressly limited) pertaining to the above described property.

LESS AND EXCEPT that portion of the above-described property lying and being in Land Lot 71 of the 14th District of Fulton County, Georgia and being more particularly described as follows:

BEGINNING at an iron pin found in the intersection formed by the east line of the right-of-way of Pryor Road and the north line of the right-of-way of Lakewood Way and running thence north 00 degrees 49 minutes 17 seconds west along the east line of right-of-way of Pryor Road distance of 27.80 feet to an iron pin found in the intersection formed by the east line of the right-of-way of Pryor Road and the southeast side of Lakewood Park Entrance Road; running thence north 62 degrees 40 minutes 00 seconds east along the southeast side of Lakewood Park Entrance Road a distance of 299.83 feet to an iron pin found; running thence in a southeasterly, easterly and northeasterly direction, along the arc of a curve having a chord running north 82 degrees 47 minutes 17 seconds east for 156.00 feet, a distance of 173.40 feet to an iron pin set; running thence north 61 degrees 21 minutes 01 seconds east a distance of 92.00 feet to an iron pin found on the south side of Lakewood Park Entrance Road; running thence south 86 degrees 17 minutes 01 seconds east along the south side of Lakewood Park Entrance Road a distance of 277.56 feet to an iron pin found; running thence south 82 degrees 22 minutes 59 seconds east along the south side of Lakewood Park Entrance Road a distance of 230.00 feet to an iron pin set; running south 39 degrees 14 minutes 49 seconds east along the southwest side of Lakewood Park Entrance Road a distance of 45.00 feet to an iron pin set; running thence south 57 degrees 45 minutes 17 seconds east along the southwest side of Lakewood Park Entrance a a distance of 125.00 feet to an iron pin found; running thence south 05 degrees 25 minutes 06 seconds west along the west side of Lakewood Park Entrance Road a distance of 25.05 feet to an iron pin found in the intersection formed by the west side of Lakewood Park Entrance Road and the north line of the right-of-way of Lakewood Way; thence south 86 degrees 31 minutes 57 seconds west along the north line of the right-of-way of Lakewood Way a distance of 1,119.33 feet to an iron pin found; running thence north 57 degrees 14 minutes 39 seconds west along the northeast line of the right-of-way of Lakewood Way a distance of 24.92 feet to the POINT OF BEGINNING; being property depicted as 3.80 acres on that certain blueprint of survey, to which reference is made for all purposes, prepared by and bearing the certification of Donald K. Stokes, Georgia Registered Land Surveyor No. 1896, dated April 1977; being property developed as the Southeast Atlanta Neighborhood Facility pursuant to a Resolution proposed by the Human Resources Committee under date of August 3, 1976, adopted by the Council of the City of Atlanta on August 16, 1976 and approved by the Mayor on August 20, 1976.

                                                            BOOK 12603  PAGE 237
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                                   EXHIBIT "A"

FURTHER LESS AND EXCEPT that portion of the above described property lying and being in Land Lot 72 of the 14th District of Fulton County, Georgia, and being an area of 5.42 acres as shown on General Site Plan of the Lakewood Substation as filed in the Office of Engineering, Department of Environment and Streets, City of Atlanta, Georgia.

FURTHER LESS AND EXCEPT that portion of the above described property, if any, located in Land Lot 58 of the 14th District, and being that property bounded on the north by the north Land Lot Line of Land Lot 58, on the south by the southerly right-of-way line of Daleview Drive, and the extension of said line to the westerly right-of-way line of Shadydale Avenue, on the west by the west land lot line of Land Lot 58, and on the east by the westerly right-of-way line of Shadydale Avenue.

                                                            BOOK 12603  PAGE 238